________________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 18, 2008


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        Delaware                     001-15081                  94-1234979
________________________      ________________________      ___________________
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                            Identification No.)


                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

________________________________________________________________________________

ITEM 8.01  OTHER EVENTS.

         Effective December 18, 2008, the name of Union Bank of California, N.A., the wholly owned primary subsidiary of the Registrant, was changed to Union Bank, N.A. The name of the Registrant, UnionBanCal Corporation, did not change. A copy of the press release announcing the name is attached as Exhibit
99.1 to this Report.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.


EXHIBIT NUMBER          DESCRIPTION
______________          ________________________________________________________
     99.1               Press Release dated December 18, 2008.

         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   December 19, 2008


                                      UNIONBANCAL CORPORATION


                                      By: /s/ MORRIS W. HIRSCH
                                      ________________________
                                      Morris W. Hirsch
                                      SEVP, GENERAL COUNSEL & SECRETARY
                                      (DULY AUTHORIZED OFFICER)

                                  EXHIBIT INDEX



EXHIBIT NUMBER          DESCRIPTION
______________          ________________________________________________________
     99.1               Press Release dated December 18, 2008.